UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 14, 2011
Date of Report (Date of earliest event reported)

KRATOS DEFENSE & SECURITY SOLUTIONS, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	0-27231	13-3818604
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4820 Eastgate Mall
San Diego, CA 92121
(Address of Principal Executive Offices) (Zip Code)

(858) 812-7300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01 in its entirety.

Item 2.03.                Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 14, 2011, Kratos Defense & Security Solutions, Inc. (the “Company”) entered into a First Amendment Agreement (the “Amendment Agreement”), with certain lenders and with KeyBank National Association, as lead arranger, sole book runner, and administrative agent (collectively, the “Parties”), which amended that certain Credit and Security Agreement (the “Credit Agreement”), entered into by the Parties dated as of May 19, 2010, as amended and restated as of July 27, 2011.  Among other things, the Amendment Agreement:  (i) increased the amount of the senior secured revolving credit facility from $65.0 million to $90.0 million; (ii) added to and modified the definitions of certain terms contained in the Credit Agreement; (iii) added PNC Bank, National Association as a lender under the Credit Agreement; and (iv) updated certain schedules to the Credit Agreement.  For further information regarding the Credit Agreement, see Item 1.01 “Entry into a Material Definitive Agreement” of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 29, 2011.

The foregoing description of the Amendment Agreement is not complete and is subject to, and qualified in its entirety by, the full text of the Amendment Agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K, the terms of which are incorporated herein by reference.

Item 5.02.                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  On November 14, 2011, the Compensation Committee of the Board of Directors of the Company approved a form of Notice of Grant of  Restricted Stock Units and Restricted Stock Unit Award Agreement under the Company’s 2011 Equity Incentive Plan.  The full text of the form of Notice of Grant of Restricted Stock Units and Restricted Stock Unit Award Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and the 2011 Equity Incentive Plan was filed with the SEC as Annex A to the Company’s 2011 Proxy Statement on April 15, 2011, both of which are incorporated by reference into this Item 5.02 in their entirety.

Item 9.01.         Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1
First Amendment Agreement, dated as of November 14, 2011, by and among Kratos Defense & Security Solutions, Inc., as Borrower, the Lenders named therein, and Key Bank National Association, as Lead Arranger, Sole Book Runner and Administrative Agent.

10.2	Form of Notice of Grant of Restricted Stock Units and Restricted Stock Unit Award Agreement pursuant to the 2011 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2011

Kratos Defense & Security Solutions, Inc.

By:    /s/ Deborah S. Butera______________________

Senior Vice President, General Counsel &
Secretary/Registered In-House Counsel

Exhibit 10.1
FIRST AMENDMENT AGREEMENT

This FIRST AMENDMENT AGREEMENT (this “Amendment”) is made as of the 14th day of November, 2011 among:

(a)           KRATOS DEFENSE & SECURITY SOLUTIONS, INC., a Delaware corporation (the “Borrower”);

(b)           the Lenders, as defined in the Credit Agreement, as hereinafter defined; and

(c)           KEYBANK NATIONAL ASSOCIATION, as the lead arranger, sole book runner and administrative agent for the Lenders under the Credit Agreement (the “Administrative Agent”).

WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to that certain Credit and Security Agreement, dated as of May 19, 2010, as amended and restated as of July 27, 2011, that provides, among other things, for loans and letters of credit aggregating Sixty-Five Million Dollars ($65,000,000), all upon certain terms and conditions (as the same may from time to time be amended, restated or otherwise modified, the “Credit Agreement”);

WHEREAS, the Borrower, the Administrative Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof and add certain provisions thereto;

WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement; and

WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Amendment;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Administrative Agent and the Lenders agree as follows:

1.           Amendment to Definitions in the Credit Agreement.  Section 1.1 of the Credit Agreement is hereby amended to delete the definitions of “Borrowing Base”, “Eligible Unbilled Receivable”, “Letter of Credit”, “Revolving Amount” and “Total Commitment Amount” therefrom and to insert in place thereof, respectively, the following:

“Borrowing Base” means an amount equal to the total of the following:

(a)           up to eighty-five percent (85%) of the aggregate amount due and owing on Eligible Accounts Receivable of the Borrowing Base Companies; plus

(b)           the lesser of (i) up to seventy-seven and one-half percent (77.5%) of the aggregate amount due and owing on Eligible Unbilled Receivables of the Borrowing Base Companies, or (ii) Twenty-Five Million Dollars ($25,000,000); plus

(c)           the lesser of (i) up to ten percent (10%) of the aggregate of the cost or market value (whichever is lower), as determined on an average cost method basis (or first-in first-out basis) in accordance with GAAP, of the Eligible Inventory of the Borrowing Base Companies, or (ii) Seven Million Five Hundred Thousand Dollars ($7,500,000); minus

(d)           Reserves, if any;

provided that, anything herein to the contrary notwithstanding, the Administrative Agent shall at all times have the right to modify or reduce such percentages or dollar amount caps from time to time, in its reasonable credit judgment.

“Eligible Unbilled Receivable” means, for any date, an Account of a Borrowing Base Company that, (a) if it had been billed prior to the end of the immediately preceding month, would have met all of the requirements for an Eligible Account Receivable, and (b) is to be billed within ten days (or twenty (20) for the period from the First Amendment Effective Date through May 24, 2012) after the end of such immediately preceding month.

“Letter of Credit” means a commercial documentary letter of credit or standby letter of credit that shall be issued by the Fronting Lender for the account of the Borrower or a Guarantor of Payment, including amendments thereto, if any, and shall have an expiration date no later than ten days prior to the last day of the Commitment Period.

“Revolving Amount” means Ninety Million Dollars ($90,000,000, as such amount may be increased up to the Maximum Revolving Amount pursuant to Section 2.9(b) hereof, or decreased pursuant to Section 2.9(a) hereof.

“Total Commitment Amount” means the principal amount of Ninety Million Dollars ($90,000,000), as such amount may be increased pursuant to Section 2.9(b) hereof, or decreased pursuant to Section 2.9(a) hereof.

2.           Additions to Definitions.  Section 1.1 of the Credit Agreement is hereby amended to add the following new definition thereto:

“First Amendment Effective Date” means November 14, 2011.

3.           Amendment to Schedules.  The Credit Agreement is hereby amended to delete Schedule 1 (Commitments of Lenders) therefrom and to insert in place thereof a new Schedule 1 in the form of Schedule 1 hereto.

4.           Reallocation of Outstanding Amounts.  On the First Amendment Effective Date, the Lenders shall make adjustments among themselves with respect to the Loans then outstanding and amounts of principal with respect thereto as shall be necessary, in the opinion of the Administrative Agent, in order to reallocate among such Lenders such outstanding amounts, based on the revised Commitments as set forth in the revised Schedule 1 hereto.

5.           Closing Deliveries.  Concurrently with the execution of this Amendment, the Borrower shall:

(a)           deliver to the Administrative Agent, for delivery to PNC Bank, National Association, a new Revolving Credit Note in the principal amount of Twenty-Five Million Dollars ($25,000,000);

(b)           deliver to the Administrative Agent certified copies of the resolutions of the board of directors of the Borrower evidencing approval of the execution and delivery of this Amendment and the execution of any other Loan Documents and Related Writings required in connection therewith;

(c)           deliver to the Administrative Agent, for the benefit of the Lenders, an opinion of counsel, in form and substance satisfactory to the Administrative Agent, indicating that the Obligations incurred pursuant to the Additional Commitments are permitted to be incurred, and permitted to be secured, pursuant to the Senior Notes Documents;

(d)           cause each Guarantor of Payment to execute the attached Guarantor Acknowledgment and Agreement; and

(e)           pay all fees (including legal fees) and expenses of the Administrative Agent in connection with this Amendment and any other Loan Documents to the extent then invoiced.

6.           PNC Bank, National Association as a Lender.  By executing this Amendment, PNC Bank, National Association (“PNC Bank”) represents and warrants to the Borrower, the Administrative Agent and the Lenders that (a) it meets the requirements to be an assignee as set forth in Section 11.10 of the Credit Agreement; (b) it is able to fund the Loans and the Letters of Credit as required by the Credit Agreement; (c) it will perform, in accordance with their terms, all of the obligations which by the terms of the Credit Agreement and the other Related Writings are required to be performed by it as a Lender thereunder; and (d) it has reviewed each of the Loan Documents, including the Intercreditor Agreement.  PNC Bank appoints the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof.  On the First Amendment Effective Date, after execution of this Amendment, PNC Bank shall become and thereafter be deemed to be a “Lender” for the purposes of the Credit Agreement and the other Loan Documents, and shall be bound thereby as if it were an original signatory thereto.  All notices, requests, demands and other communications provided for under the Credit Agreement to PNC Bank, mailed or delivered to it, shall be addressed to it at the address specified on the signature pages of this Amendment, or at such other address as shall be designated by PNC Bank in a written notice to each of the other parties.

7.           Representations and Warranties.  The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that (a) the Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind the Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by the Borrower and the performance and observance by the Borrower of the provisions hereof do not violate or conflict with the Organizational Documents of the Borrower or any law applicable to the Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against the Borrower; (d) no Default or Event of Default exists, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) each of the representations and warranties contained in the Loan Documents is true and correct in all material respects as of the date hereof as if made on the date hereof, except to the extent that any such representation or warranty expressly states that it relates to an earlier date (in which case such representation or warranty is true and correct in all material respects as of such earlier date); (f) the Borrower is not aware of any claim or offset against, or defense or counterclaim to, the Borrower’s obligations or liabilities under the Credit Agreement or any Related Writing; and (g) this Amendment constitutes a valid and binding obligation of the Borrower, enforceable in accordance with its terms.

8.           Waiver and Release.  The Borrower, by signing below, hereby waives and releases the Administrative Agent, and each of the Lenders, and their respective directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims of any kind or nature, absolute and contingent, of which the Borrower is aware or should be aware on the date of this Amendment, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

9.           References to Credit Agreement and Ratification.  Each reference to the Credit Agreement that is made in the Credit Agreement or any other Related Writing shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Loan Document.

10.           Counterparts.  This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

11.           Headings.  The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

12.           Severability.  Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

13.           Governing Law.  The rights and obligations of all parties hereto shall be governed by the laws of the State of New York, without regard to principles of conflicts of laws.

[Remainder of page intentionally left blank.]

JURY TRIAL WAIVER.  THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first set forth above.

KRATOS DEFENSE & SECURITY SOLUTIONS, INC. By: /s/ Deanna H. Lund Deanna H. Lund Executive Vice President & Chief Financial Officer
KEYBANK NATIONAL ASSOCIATION, as the Administrative Agent and as a Lender By: /s/ John P. Dunn John P. Dunn Vice President

Signature Page 1 of 4 to
First Amendment Agreement

Address: 2 North Lake Ave., Suite 440 Pasadena, CA 91101 Attn: Emily Webster	PNC BANK, NATIONAL ASSOCIATION By: /s/ Emily Webster Name: Emily Webster Title: Vice President

Signature Page 2 of 4 to
First Amendment Agreement

EAST WEST BANK By: /s/ Wade Black Wade Black Senior Vice President and Manager of Middle Market Lending

Signature Page 3 of 4 to
First Amendment Agreement

BANK OF THE WEST By: /s/ Emily Kitchell Emily Kitchell Assistant Vice President

Signature Page 4 of 4 to
First Amendment Agreement

GUARANTOR ACKNOWLEDGMENT AND AGREEMENT

The undersigned consent and agree to and acknowledge the terms of the foregoing First Amendment Agreement dated as of November 14, 2011.  The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned are hereby ratified and shall remain in full force and effect and be unaffected hereby.

The undersigned hereby waive and release the Administrative Agent and the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of any kind or nature, absolute and contingent, of which the undersigned are aware or should be aware on the date of the foregoing First Amendment Agreement, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

JURY TRIAL WAIVER.  THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE BORROWER, THE ADMINISTRATIVE AGENT, THE LENDERS AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

KRATOS PUBLIC SAFETY & SECURITY SOLUTIONS, INC. (F/K/A KRATOS COMMERCIAL SOLUTIONS, INC.)
KRATOS MID-ATLANTIC, INC.
KRATOS SOUTHEAST, INC.
KRATOS TEXAS, INC.
WFI NMC CORP.
KRATOS TECHNOLOGY & TRAINING SOLUTIONS, INC. (F/K/A SYS)
AI METRIX, INC.
POLEXIS, INC.
REALITY BASED IT SERVICES, LTD.
SHADOW I, INC.
SHADOW II, INC.
KRATOS INTEGRAL SYSTEMS INTERNATIONAL, INC. (F/K/A SHADOW III, INC.)
DIGITAL FUSION, INC.
DIGITAL FUSION SOLUTIONS, INC.
SUMMIT RESEARCH CORPORATION

By:  /s/ Deanna H. Lund
      Deanna H. Lund
      Executive Vice President & Chief Financial Officer

DEFENSE SYSTEMS, INCORPORATED
HAVERSTICK CONSULTING, INC.
HGS HOLDINGS, INC.
DTI ASSOCIATES, INC.
HAVERSTICK GOVERNMENT SOLUTIONS, INC.
ROCKET SUPPORT SERVICES, LLC
JMA ASSOCIATES, INC. (D/B/A TLA ASSOCIATES)
MADISON RESEARCH CORPORATION
GICHNER SYSTEMS GROUP, INC.
GICHNER HOLDINGS, INC.
GICHNER SYSTEMS INTERNATIONAL, INC.
CHARLESTON MARINE CONTAINERS INC.
DALLASTOWN REALTY I, LLC
DALLASTOWN REALTY II, LLC
DEI SERVICES CORPORATION
SCT ACQUISITION, LLC
SCT REAL ESTATE, LLC

By:  /s/ Deanna H. Lund
      Deanna H. Lund
      Executive Vice President & Chief Financial Officer

Signature Page 1 of 2 to
Guarantor Acknowledgment and Agreement

KRATOS DEFENSE ENGINEERING
     SOLUTIONS, INC. (F/K/A KRATOS
     GOVERNMENT SOLUTIONS, INC.)
KRATOS SOUTHWEST L.P.,
     by Kratos Texas, Inc., its general partner
GENERAL MICROWAVE CORPORATION
     (D/B/A HERLEY NEW YORK)
GENERAL MICROWAVE ISRAEL
     CORPORATION
HERLEY INDUSTRIES, INC.
HERLEY-CTI, INC.
HERLEY - RSS, INC.
MICRO SYSTEMS, INC.
MSI ACQUISITION CORP.
STAPOR RESEARCH, INC.
IRIS ACQUISITION SUB LLC
INTEGRAL SYSTEMS, INC.
AVTEC SYSTEMS, INC.
CVG, INCORPORATED
LVDM, INC.
LUMISTAR, INC.
NEWPOINT TECHNOLOGIES, INC.
REAL TIME LOGIC, INC.
SAT CORPORATION

By:  /s/ Deanna H. Lund
      Deanna H. Lund
      Executive Vice President & Chief Financial Officer

HENRY BROS. ELECTRONICS, INC.,
a Delaware corporation
HENRY BROS. ELECTRONICS, INC.,
a Colorado corporation
HENRY BROS. ELECTRONICS, INC.,
a Virginia corporation
HENRY BROS. ELECTRONICS, INC.,
a New Jersey corporation
HENRY BROS. ELECTRONICS, INC.,
a California corporation
DIVERSIFIED SECURITY SOLUTIONS, INC.
HENRY BROS. ELECTRONICS, LLC
NATIONAL SAFE OF CALIFORNIA, INC.
AIRORLITE COMMUNICATIONS, INC.

By: /s/ Deanna H. Lund
      Deanna H. Lund
      Executive Vice President & Chief Financial
Officer

Signature Page 2 of 2 to
Guarantor Acknowledgment and Agreement

SCHEDULE 1

COMMITMENTS OF LENDERS

LENDERS	COMMITMENT PERCENTAGE	REVOLVING CREDIT COMMITMENT AMOUNT	MAXIMUM AMOUNT
KeyBank National Association	44.44%	$ 40,000,000	$ 40,000,000
PNC Bank, National Association	27.78%	$ 25,000,000	$ 25,000,000
East West Bank	22.22%	$ 20,000,000	$ 20,000,000
Bank of the West	5.56%	$ 5,000,000	$ 5,000,000
Total Commitment Amount	100%		$ 90,000,000

Exhibit 10.2
KRATOS DEFENSE & SECURITY SOLUTIONS, INC.
2011 EQUITY INCENTIVE PLAN
____________________________

Notice of Grant of Restricted Stock Units

and Restricted Stock Unit Award Agreement
(Standard Form)
____________________________

You are hereby awarded Restricted Share Units (“RSUs”), subject to the terms and conditions set forth in this Restricted Share Unit Award Agreement (the “Award Agreement” or “Award”) and in the Kratos Defense & Security Solutions, Inc. 2011 Equity Incentive Plan (the “Plan”).  A copy of the Plan is attached as Exhibit A.  Terms capitalized in this Award Agreement have the meaning defined in the Plan (or in this Award Agreement, if defined herein).

This Award is conditioned on your execution of this Award Agreement within twenty days after the Grant Date specified in Section 1 below.  By executing this Award Agreement, you irrevocably agree that all your rights under this Award will be determined solely and exclusively by reference to the Plan’s terms and conditions, subject to the provisions set forth below. As a result, you should not execute this Award Agreement until you have (i) carefully considered the terms and conditions of the Plan and this Award (including all of the attached Exhibits), and (ii) consulted with your personal legal and tax advisors about all of these documents.

1.	Grant Terms. Your RSUs have the following terms:

Name of Participant	[NAME]
Number of Shares Subject to Award	[NUMBER OF SHARES]
Purchase Price per Share (if applicable)	Not applicable.
Grant Date	[GRANT DATE]
Vesting Schedule
Subject to Sections 4 and 5 of this Award Agreement, to Plan Section 16 and to any other relevant Plan provisions:
[Your Award will vest with respect to twenty percent (20%) of the Restricted Stock Units under this Award on each one year anniversary date (each a “Vesting Date”) of the Grant Date, provided that you continue to provide service as an Employee to the Company on each applicable Vesting Date.]

Accelerated Vesting	Not allowed.
Section 83(b) Elections
If you wish to convert your RSUs into Restricted Shares on a one-for-one basis, within ten days of receiving this RSU Award you must notify the Committee in writing of your desire to make a Section 83(b) Election with respect to the Shares subject to the RSUs under this RSU Award, pursuant to Section 8.4 of the Plan.  The Committee in its discretion may convert your RSUs into Restricted Shares on a one-for-one basis in full satisfaction of your Award.  You may then make a Section 83(b) Election with respect to those Restricted Shares.  Your Section 83(b) Election will be invalid if you do not file it with the Company and appropriate U.S. tax authorities within 30 days of the Grant Date of this RSU Award.

Deferral Elections
You may elect irrevocably to defer receipt of all or a percentage of the Shares that otherwise would be transferred to you both more than twelve months after the date of your deferral election and on the vesting of an RSU award.  If you make this election, the Company shall credit the shares subject to such election to a DSU account, pursuant to Section 9 of the Plan, established on the date such Shares otherwise would have been delivered to you.  See Section 8.5 of the Plan.

Recapture and Recoupment	□ Section 16 of the Plan shall apply regarding Termination, Rescission, and Recapture of this Award. □ Section 17 shall apply regarding Recoupment of this Award.

2.	Company’s Obligation. Each RSU represents the right to receive a Share on the Vesting Date.

(a)	Unless and until the RSUs vest according to the schedule set forth in Section 1, you have no right to receive Shares under the RSUs.

(b)
Neither you nor any person claiming under or through you will have any of the rights or privileges of a stockholder of the Company with respect to any Shares deliverable hereunder unless and until certificates representing such Shares have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to you or your broker.

(c)	Prior to actual distribution of Shares pursuant to any vested RSUs, such RSUs will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.

3.
Payment After Satisfaction of Vesting Restrictions.  As soon as practicable after the Vesting Date, the Company will issue to you or your duly-authorized transferee, free from vesting restrictions (but subject to such legends as the Company determines to be appropriate), one Share for each vested RSU.  Payment is subject to Section 9(a).

4.
Forfeiture upon Termination of Continuous Service.  If your Continuous Service terminates for any reason, any unvested RSUs awarded by this Award immediately will be forfeited without any payment to you.  This Award shall be canceled and become automatically null and void immediately thereafter, but only to the extent your RSUs have not vested, pursuant to Section 1 above, on or before the date your Continuous Service ends.  This Section 4 is subject to the terms of any employment agreement between you and the Company (and/or any Affiliate) in effect when your Continuous Service terminates, and applies notwithstanding any contrary provision of this Award Agreement.

5.
Change in Control.  In the event that a Change in Control occurs prior to the vesting schedule specified herein, RSUs vested as of the effective date of the Change in Control shall be settled by the Company through the issuance of Shares immediately prior to the effective date of the Change in Control.  RSUs not vested as of such effective date shall be forfeited at no cost to the Company.

6.
Payments after Death.  In the absence of a Designation of Beneficiary pursuant to Section 7 below, any distribution or delivery to be made to you under this Award Agreement, if you are then deceased, will be made to the administrator or executor of your estate, who must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.  RSUs not vested as of your death shall be forfeited at no cost to the Company.

7.
Designation of Beneficiary.  Notwithstanding anything to the contrary contained herein or in the Plan, following the execution of this Award Agreement, you may expressly designate a death beneficiary (the “Beneficiary”) to your interest, if any, in this Award and any Shares deliverable hereunder.  You shall designate the Beneficiary by completing and executing a designation of beneficiary agreement substantially in the form attached hereto as Exhibit B (the “Designation of Beneficiary”) and delivering an executed copy of the Designation of Beneficiary to the Company.  To the extent you do not duly designate a beneficiary who survives you, your estate will automatically be your beneficiary.  For the sake of clarity, the Designation of Beneficiary form does not apply to shares that actually are delivered or released to you.

8.
Grant is Not Transferable.  Your rights under this Award Agreement may not be sold, pledged, or otherwise transferred (whether by operation of law or otherwise) without the prior written consent of the Committee, except to the limited extent provided in Sections 6 and 7.  Further, your rights under this Award Agreement will not be subject to sale under execution, attachment or similar process.  Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Award, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this Award and the rights and privileges conferred hereby immediately will become null and void.

9.	Taxes.

(a)
Code Section 409A.  Notwithstanding anything to the contrary in this Award Agreement, if you are a “specified employee” (as determined in accordance with Code Section 409A and related Treasury guidance and related Treasury guidance and regulations) and a payment under this Award Agreement would be subject to additional taxes and interest under Section 409A of the Code, then any such payment that you would otherwise be entitled to receive during the first six months following the date of your “separation from service” (as determined in accordance with Section 409A of the Code and related Treasury guidance and regulations) from the Company shall be accumulated and paid on the date that is six (6) months and one (1) day following the date of your separation from service, or if earlier, upon your death.

(b)
Except to the extent otherwise specifically provided in an employment or consulting agreement between you and the Company, by signing this Award Agreement, you acknowledge that you shall be solely responsible for the satisfaction of any applicable taxes that may arise pursuant to this Award (including taxes arising under Code Sections 409A (regarding deferred compensation) or 4999 (regarding golden parachute excise taxes)), and that neither the Company nor the Committee shall have any obligation whatsoever to pay such taxes or to otherwise indemnify or hold you harmless from any or all of such taxes.

(c)
Notwithstanding any contrary provision of this Award Agreement, no certificate representing the Shares will be issued to you, unless and until you have made satisfactory arrangements (as determined by the Company) with respect to the payment of income, employment and other taxes which the Company determines must be withheld or otherwise remitted to the government with respect to such Shares.

(d)
To the extent determined appropriate by the Company in its discretion, it shall have the right (but not the obligation) to satisfy any tax withholding obligations by reducing the number of Shares otherwise deliverable to you.

(e)
If you fail to make satisfactory arrangements for the payment of any required tax withholding obligations hereunder at the time any applicable RSUs otherwise are scheduled to vest pursuant to this Award Agreement, you will forfeit permanently such RSUs and any right to receive Shares thereunder, and the RSUs will be returned to the Company at no cost to the Company.

(f)	The Committee shall have the sole discretion to interpret the requirements of the Code, including Section 409A, for purposes of the Plan and this Award Agreement.

10.
No Effect on Employment.  By executing this Award Agreement, you acknowledge and agree that (i) your employment with the Company is on an at-will basis only; (ii) nothing in this Award Agreement or the Plan confers on you any right to continue an employment, service or consulting relationship with the Company, nor shall it affect in any way your right or the Company’s right to terminate or change the terms of your employment, service, or consulting relationship at any time, with or without Cause; and (iii) the Company would not have granted this Award to you but for these acknowledgements and agreements.

11.
Additional Conditions to Issuance of Stock.  If at any time the Company determines, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to you (or your estate), such issuance will not occur unless and until such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company.  The Company will make all reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.

12.
Investment Purposes.  By executing this Award, you represent and warrant to the Company that any Shares issued to you pursuant to your RSUs will be for investment for your own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

13.
Securities Law Restrictions.  By executing this Award Agreement you acknowledge that you have received a copy of the Prospectus describing the Plan.  A copy of the Plan’s Prospectus is attached as Exhibit C.  Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act, or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act or the securities laws of any state or any other law or to enforce the intent of this Award.

14.
Headings.  Section and other headings contained in this Award Agreement are for reference purposes only and are not intended to describe, interpret, define or limit the scope or intent of this Award Agreement or any provision hereof.

15.
Severability.  Every provision of this Award Agreement and of the Plan is intended to be severable.  If any term hereof is illegal or invalid for any reason, such illegality or invalidity shall not affect the validity or legality of the remaining terms of this Award Agreement.1

16.
Counterparts.  This Award Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

17.
Electronic Delivery.  The Company may, in its sole discretion, deliver any documents related to RSUs awarded under the Plan or future RSUs that may be awarded under the Plan by electronic means or request your consent to participate in the Plan by electronic means.  By signing this Award Agreement, you hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through any on-line or electronic system established and maintained by the Company or another third party designated by the Company.

1 Provided, however, that if you challenge the Company’s rights or discretionary determinations under the Termination, Rescission and Recapture provisions in Section 16 of the Plan under the 2011 Equity Incentive Plan, you will forfeit all Awards and repay to the Company the value of all Shares Plan previously deferred to you under the 2011 Equity Incentive Plan.

18.	Notices.

(a)
Any notice or communication required or permitted by any provision of this Award Agreement to be given to you shall be in writing and shall be delivered electronically, personally, or sent by mail, addressed to you at the last address that the Company had for you on its records.  Any such notice shall be deemed to be given as of the date such notice is personally or electronically delivered or properly mailed.

(b)	Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company at 4820 Eastgate Mall, San Diego, California 92121; Attn: Stock Administration.

(c)
Each party may, from time to time, specify a new address for delivery of notices relating to this Award Agreement by providing written notice to the other party hereto, delivered electronically, personally, or by mail.

19.
Binding Agreement.  Except as otherwise provided in this Award Agreement or in the Plan, and subject to the limitation on the transferability of this grant contained herein, this Award Agreement will be binding upon and inure to the benefit of the parties hereto and their respective heirs, legatees, legal representatives, successors and assigns.

20.
Entire Agreement.  This Award Agreement and Plan constitute the entire understanding of the parties on the subjects covered.  You expressly warrant that you are not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein.

21.
Modifications.  This Award Agreement and Plan may be modified or amended at any time, in accordance with the Plan.  Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement without your additional consent as it deems necessary or advisable, in its sole discretion, to comply with Section 409A of the Code or to otherwise avoid imposition of any additional tax or income recognition under Section 409A of the Code in connection to this Award.

22.
Plan Governs.  By signing this Award Agreement, you acknowledge that you have received a copy of the Plan and that your Award Agreement is subject to all the provisions contained in the Plan, the provisions of which are made a part of this Award Agreement and your Award is subject to all interpretations, amendments, rules and regulations which from time to time may be promulgated and adopted pursuant to the Plan.  In the event of a conflict between the provisions of this Award Agreement and those of the Plan, the provisions of the Plan shall control.

23.
Plan Administrator Authority.  You hereby agree to accept as binding, conclusive and final all decisions or interpretations of the Plan Administrator upon any questions relating to the Plan and this award.  The Plan Administrator has the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any RSUs have vested).  No member of the Plan Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.

24.
Governing Law.  The laws of the State of Delaware shall govern the validity of this Award Agreement, the construction of its terms, and the interpretation of the rights and duties of the parties hereto.

BY YOUR SIGNATURE BELOW, along with the signature of the Company’s representative, you and the Company agree that this Award is made under and governed by the terms and conditions of this Award Agreement and the Plan.

GRANTEE:

Date:

[NAME]

KRATOS DEFENSE &

SECURITY SOLUTIONS, INC.

Date:

Eric M. DeMarco, President

and Chief Executive Officer

Exhibit A

KRATOS DEFENSE & SECURITY SOLUTIONS, INC.

2011 EQUITY INCENTIVE PLAN
_______________________________

Plan Document

(attached under this page)

______________________________

Exhibit B
KRATOS DEFENSE & SECURITY SOLUTIONS, INC.

2011 EQUITY INCENTIVE PLAN
________________________________

Designation of Death Beneficiary
_________________________________

In connection with the Awards designated below that I have received pursuant to the Plan, I hereby designate the person specified below as the beneficiary upon my death of my interest in such Awards.  This designation shall remain in effect until revoked in writing by me.

Name of Beneficiary:
Address:

Social Security No.:

This beneficiary designation relates to any and all of my rights under the following Award(s):

      any Award that I have received or ever receive under the Plan.

      the _________________ Award that I received pursuant to an award agreement dated _________ __, ____ between myself and the Company.

I understand this designation entitles the above named beneficiary, in the event of my death, to any and all of my rights under the Award(s) designated above from the date this form is delivered to the Company until such date as this designation is revoked in writing by me, including by delivery to the Company of a written designation of beneficiary executed by me on a later date.

Date:

By:
Name of Participant

State of California County of ______________________ Place Notary Seal Above
Subscribed and sworn to (or affirmed) before me

on this ____day of ____________, 20___,   by
 Date                      Month                                Year

(1) _____________________________________
Name of Signer

proved to me on the basis of satisfactory evidence to be the person who appeared before me.

Signature _________________________________
Signature of Notary Public

Exhibit C

KRATOS DEFENSE & SECURITY SOLUTIONS, INC.

2011 EQUITY INCENTIVE PLAN

____________________________

Plan Prospectus

(attached under this page)

____________________________